UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2024

STERLING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Michigan	001-38290	38-3163775
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Towne Square, Suite 1900

Southfield, Michigan 48076

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 355-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 15, 2024, Sterling Bancorp, Inc. (the “Company” or “Sterling”) entered into a definitive Stock Purchase Agreement (the “Purchase Agreement”) by and among the Company, Sterling Bank and Trust, F.S.B. (the “Bank”) and EverBank Financial Corp, a Delaware corporation (“EverBank”).

The Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, EverBank will acquire all of the issued and outstanding shares of capital stock of the Bank from the Company for a fixed purchase price of $261,000,000 to be paid to the Company. Following the completion of the sale of the Bank’s capital stock to EverBank, EverBank will cause the Bank to merge with and into EverBank, National Association, the bank subsidiary of EverBank, with EverBank, National Association, as the surviving bank and, following the bank merger, the separate corporate existence of the Bank will cease. As a condition to entering into the Purchase Agreement, the Bank entered into a definitive Mortgage Loan Purchase Agreement (the “Loan Sale Agreement”) with Bayview Acquisitions LLC, a Delaware limited liability company (“Bayview”), which provides for the sale to Bayview of all of the Bank’s residential tenant-in-common mortgage loans. The closing of the loan sale is to occur immediately prior to the closing of the sale of the Bank.

On September 15, 2024, the board of directors of the Company also unanimously approved a plan of dissolution (the “Plan of Dissolution”), which provides for the dissolution of the Company under Michigan law, subject to the approval of the Company’s shareholders.

In connection with the announcement of the Purchase Agreement, the Loan Sale Agreement and the Plan of Dissolution, the Company issued a press release, dated September 16, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On September 16, 2024, the Company provided investors with questions and answers regarding the Purchase Agreement and Plan of Dissolution. A copy of the questions and answers is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On September 16, 2024, the Company provided its employees with questions and answers regarding the Purchase Agreement and Plan of Dissolution. A copy of the questions and answers is attached hereto as Exhibit 99.3 and incorporated herein by reference.

The information provided in Item 7.01 of this Current Report, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description
99.1	Company press release dated September 16, 2024
99.2	Questions and Answers for investors
99.3	Questions and Answers for employees
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance, including any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “believe,” “expect,” “continue,” “will,” “estimate,” “intend,” “plan,” “anticipate,” and “would” or the negative versions of those words or other comparable words or phrases of a future or forward-looking nature, though the absence of these words does not mean a statement is not forward-looking. All statements other than statements of historical facts, including but not limited to statements regarding the economy and financial markets, government investigations, credit quality, the regulatory scheme governing our industry, competition in our industry, interest rates, our liquidity, our business and our governance, are forward-looking statements. We have based the forward-looking statements in this Current Report primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations, prospects, business strategy and financial needs. These forward-looking statements are not historical facts, and they are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. There can be no assurance that future developments will be those that have been anticipated. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. The risks, uncertainties and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2024, subsequent periodic reports and future periodic reports, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements. These risks are not exhaustive. Other sections of this Current Report and our filings with the Securities and Exchange Commission include additional factors that could adversely impact our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Current Report. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. The Company disclaims any obligation to update, revise, or correct any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise.

Additional Information and Where to Find It

In connection with the proposed transactions, Sterling intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A.

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF STERLING ARE URGED TO READ, WHEN AVAILABLE, ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING STERLING’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STERLING AND THE PROPOSED TRANSACTION.

Investors and shareholders of Sterling will be able to obtain a free copy of the proxy statement as well as other relevant documents filed with the SEC without charge at the SEC’s website (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to One Towne Square, Suite 1900, Southfield, Michigan 48076, Attn: Shareholder Relations Department, (248) 355-2400.

Participants in the Solicitation

Sterling and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions under the rules of the SEC. Information regarding Sterling’s directors and executive officers is available in the proxy statement for its 2024 annual meeting of shareholders, which was filed with the SEC on April 4, 2024, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the solicitation of proxies in respect of the proposed transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Bancorp, Inc.

By:	/s/ Karen Knott
Karen Knott
Chief Financial Officer

Date: September 16, 2024

Exhibit 99.1

Sterling Bancorp Announces Sale of Sterling Bank and Trust, F.S.B. to EverBank Financial Corp

and Adoption of Plan of Dissolution

Southfield, Michigan, September 16, 2024 — Sterling Bancorp, Inc. (NASDAQ: SBT) (“Sterling” or the “Company”), the holding company of Sterling Bank and Trust, F.S.B. (the “Bank”), today announced that the Company has entered into a definitive stock purchase agreement with Jacksonville, Florida-based EverBank Financial Corp (“EverBank”), pursuant to which EverBank would acquire all of the stock of the Bank for fixed cash consideration of $261,000,000. The sale transaction is subject to customary closing conditions, including regulatory approvals and approval by Sterling’s shareholders. Sterling’s board of directors has unanimously approved the sale transaction, which is expected to close in the first quarter of 2025. As a condition for EverBank to enter into the sale transaction, trustees for family trusts representing approximately 38% of the outstanding common stock of the Company have entered into agreements pursuant to which they have committed to vote their shares in favor of the sale transaction.

As another condition for EverBank to enter into the sale transaction, the Bank entered into a definitive mortgage loan purchase agreement with Bayview Acquisitions LLC, a Delaware limited liability company (“Bayview”), which provides for the sale to Bayview of all of the Bank’s residential tenant-in-common mortgage loans. The closing of the loan sale is to occur immediately prior to the closing of the sale of the Bank.

In connection with its approval of the sale of the Bank to EverBank, the Company also adopted a plan of dissolution for the Company following closing of the sale (the “Plan of Dissolution”). The Company expects to wind down as quickly as possible after the sale, consistent with Michigan law and the Plan of Dissolution. Cash distributions to shareholders pursuant to the Plan of Dissolution will likely occur in two stages, with an initial distribution to shareholders of substantially all of the proceeds from the sale of the Bank to occur shortly following the closing. The final distribution would occur following the resolution of all of the Company’s obligations and liabilities in accordance with Michigan law and the Plan of Dissolution. It is anticipated that the earliest the final distribution would occur is six months following the closing of the sale of the Bank to EverBank.

Thomas M. O’Brien, Chairman, President, and Chief Executive Officer of the Company, commented:

“The board of directors of the Company has been considering various strategic initiatives for several years.

We retained outside consultants to help model scenarios where we would maintain various versions of independent operations. In December 2022 we engaged Keefe Bruyette & Woods to act as our financial advisor to assist us in exploring and evaluating potential opportunities for a strategic combination with another bank. As that process began we were finalizing the settlement with the U.S. Department of Justice. Almost simultaneously, the banking industry experienced the collapse of three large depository institutions beginning in March 2023, which roiled the market for acquisitions of banks. Consequently, our strategic process was significantly extended over time as this has been the environment in which we have been operating and evaluating our options.

Ultimately, Sterling’s board of directors determined that there was no practical way to pursue any form of stand-alone independent operations given the extremely high costs required and the multiple years needed to execute a new strategic vision without risking ongoing losses and substantial loss of capital. The financial risk and potential need for a dilutive equity raise made those options impractical. In the difficult capital market environment for banks post-March 2023, and with the assistance of our financial advisors, we conducted multiple outreach efforts to dozens of other financial institutions to assess the interest and value of a combination with Sterling. We publicly announced that we engaged a financial advisor to assist the board in evaluating strategic alternatives in our Quarterly Report on Form 10-Q filed with the SEC in August of 2023. However, for a variety of reasons particular to each institution, including lack of capacity, diminished market capitalizations, desired patience for future alternatives arguably more attractive than Sterling, their own regulatory concerns and potentially other reasons not shared with us, no interest was forthcoming that we believed was actionable. We were focused on finding a transaction that would be fully funded and not likely to raise regulatory concerns in the application process, while also providing our shareholders with as attractive a consideration as we could develop. In EverBank, we believe that we have found solutions to each of those corporate imperatives. EverBank has been cooperative and forthcoming in all of our negotiations and we have confidence in their ability to execute the transaction in a timely fashion. EverBank has both the cash and capital to execute without need of further financing and we do not anticipate unusual delays in the regulatory approval process.

The situation at Sterling since the difficult days of 2020 has changed dramatically. At that time, we were facing serious existential threats, which has evolved into a situation where our capital and liquidity positions are strong and the multiple governmental investigations have finally concluded, though our earnings capacity has diminished. The mono-line nature of the Bank’s legacy Advantage Loan Program business model has created a significant revenue void for us. While our current financial condition stands in stark contrast to that of a few years ago, the legacy absence of a diversified business model has constrained the Company’s ability to generate meaningful earnings and growth. As noted above, the projected time and costs in reinventing the Bank would be punitive. Additionally, our strategic efforts have been further complicated by the business conditions in the community banking space. Such conditions have been very unsettled since the crisis in March 2023. This has precipitated a dearth of merger and acquisitions activity and a significant decline in valuations. All of that continues to this day.

Sterling will be soliciting shareholder support for this transaction at a special meeting of Sterling’s shareholders. In the proxy statement to be distributed in connection with this meeting, we will explain in greater detail the extensive process that we have undertaken to arrive at this point and the business rationale for avoiding a “go it alone” strategy. Since the engagement of financial advisors as part of our strategic planning process, the Company’s board of directors and management team have been deeply involved in evaluating potential options. After multiple meetings to consider the economic and operating alternatives, and after consultation regarding legal and financial matters with counsel and our financial advisors, the Company’s board of directors has unanimously concluded that the EverBank proposal represented the best available outcome for our shareholders, who have patiently supported us in our remediation efforts these past several years.”

Upon completion of the proposed sale of the Bank, the Bank will be merged into EverBank, which will operate the Bank’s branch offices, other than our Michigan branch, as offices of EverBank. We will shortly commence efforts to close the Michigan branch at the time of completion of the sale transaction in accordance with applicable law. All of the Bank’s deposit accounts at the time of the closing will continue to enjoy the benefits of FDIC coverage as customers of EverBank and loan customers will be serviced on EverBank’s platform following a transition period.

Purchase Agreement Terms

Under the terms of the stock purchase agreement, EverBank would acquire all of the capital stock of the Bank from the Company for fixed cash consideration of $261,000,000. Subsequent to EverBank’s purchase of the stock of the Bank, the Bank will merge with and into EverBank, National Association, with EverBank, National Association as the surviving entity, and the separate existence of the Bank will cease. The stock purchase agreement contains customary representation, warranties and covenants and includes closing conditions for EverBank’s obligation to complete the transaction that (i) the average daily closing balance of the Bank’s deposits (other than brokered deposits) for the monthly period ending on the last day of the month before closing is not less than 85% of the average daily closing balance of such deposits for the monthly period ending on July 31, 2024 and (ii) the Bank has sold its portfolio of residential tenant-in-common loans, which had an aggregate principal balance of $372,880,890 at June 30, 2024, to Bayview, which is an affiliate of an experienced private equity sponsor firm, at the purchase price agreed with Bayview.

Immediately following the closing of the sale transaction, Sterling is expected to voluntarily delist its common stock from Nasdaq, with trading in the stock intended to cease at such time or immediately thereafter, and deregister its common stock in order to terminate and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended. The closing date of the sale would be the record date for the shareholder distributions under the Plan of Dissolution.

Plan of Dissolution

The Company plans to seek shareholder approval and adoption of the Plan of Dissolution at the same special meeting of shareholders at which the sale of the Bank to EverBank will be voted upon. If the Plan of Dissolution is approved by Sterling’s shareholders, Sterling intends to file a certificate of dissolution with the Michigan Department of Licensing and Regulatory Affairs and distribute all remaining assets, expected to be all cash, to its shareholders according to their respective rights and interests, with the final distribution subject to first completing the wind down of the Company and paying or providing for the Company’s creditors and existing and reasonably foreseeable debts, liabilities, and obligations in accordance with Michigan law and the Plan of Dissolution. Cash distributions to shareholders pursuant to the Plan of Dissolution will likely occur in two stages, as described earlier in this release. Sterling expects that liquidating distributions made to its shareholders would not be treated as dividends for tax purposes, but rather as return of capital. Selected members of the Company’s executive management team along with outside advisors will oversee the Company’s wind down and dissolution.

Advisors

Keefe, Bruyette & Woods, A Stifel Company, acted as financial advisor to the Company, and Arnold & Porter Kaye Scholer LLP served as legal advisor to the Company. Hovde Group, LLC also acted as financial advisor to the Company solely to provide certain additional financial advisory services to the Company’s board of directors.

About Sterling Bancorp, Inc.

Sterling Bancorp, Inc. is a unitary thrift holding company. Its wholly owned subsidiary, Sterling Bank and Trust, F.S.B., has primary branch operations in the San Francisco and Los Angeles, California metropolitan areas and New York City. Sterling offers a range of loan products as well as retail and business banking services. Sterling also has an operations center and a branch in Southfield, Michigan. For additional information, please visit the Company’s website at http://www.sterlingbank.com.

Forward-Looking Statements

This Press Release contains certain statements that are, or may be deemed to be, “forward-looking statements” regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance, including any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “believe,” “expect,” “continue,” “will,” “estimate,” “intend,” “plan,” “anticipate,” and “would” or the negative versions of those words or other comparable words or phrases of a future or forward-looking nature, though the absence of these words does not mean a statement is not forward-looking. All statements other than statements of historical facts, including but not limited to statements regarding the economy and financial markets, government investigations, credit quality, the regulatory scheme governing our industry, competition in our industry, interest rates, our liquidity, our business and our governance, are forward-looking statements. We have based the forward-looking statements in this Press Release primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations, prospects, business strategy and financial needs. These forward-looking statements are not historical facts, and they are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. There can be no assurance that future developments will be those that have been anticipated. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. The risks, uncertainties and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2024, subsequent periodic reports and future periodic reports, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements. These risks are not exhaustive. Other sections of this Press Release and our filings with the Securities and Exchange Commission include additional factors that could adversely impact our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Press Release. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. The Company disclaims any obligation to update, revise, or correct any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise.

Additional Information and Where to Find It

In connection with the proposed transactions, Sterling intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A.

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF STERLING ARE URGED TO READ, WHEN AVAILABLE, ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING STERLING’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STERLING AND THE PROPOSED TRANSACTIONS.

Investors and shareholders of Sterling will be able to obtain a free copy of the proxy statement as well as other relevant documents filed with the SEC without charge at the SEC’s website (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to One Towne Square, Suite 1900, Southfield, Michigan 48076, Attn: Shareholder Relations Department, (248) 355-2400.

Participants in the Solicitation

Sterling and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions under the rules of the SEC. Information regarding Sterling’s directors and executive officers is available in the proxy statement for its 2024 annual meeting of shareholders, which was filed with the SEC on April 4, 2024, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the solicitation of proxies in respect of the proposed transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

Investor Contact:

Sterling Bancorp, Inc.

Karen Knott

Executive Vice President and Chief Financial Officer

(248) 359-6624

kzaborney@sterlingbank.com

Exhibit 99.2

Sterling Bancorp, Inc.

One Towne Square, Suite 1900

Southfield, MI 48076

QUESTIONS AND ANSWERS ABOUT THE TRANSACTIONS ANNOUNCED TODAY BY STERLING BANCORP, INC.

The following are some questions that you may have about the transactions announced today by Sterling Bancorp, Inc., a Michigan corporation and unitary thrift holding company (the “Company” or “Sterling”), and brief answers to those questions.

•	What was announced?

o	The Company announced today that it has entered into a definitive stock purchase agreement (the “Purchase Agreement”) with EverBank Financial Corp, a Delaware corporation (“EverBank”), under which EverBank will acquire from the Company all of the issued and outstanding capital stock of Sterling Bank and Trust, F.S.B., a federal savings bank (the “Bank”). Following the completion of the sale of the Bank’s capital stock to EverBank (the “Transaction”), EverBank will cause the Bank to merge with and into EverBank, National Association, the bank subsidiary of EverBank, with EverBank, National Association as the surviving bank and, following the bank merger, the separate corporate existence of the Bank will cease. In addition, the Company announced today that its board of directors (the “Company Board”) has adopted a plan of dissolution (the “Plan of Dissolution”) which provides for the dissolution of the Company under Michigan law following the closing of the Transaction.

•	What are the financial terms of the Purchase Agreement?

o	Under the terms of the Purchase Agreement, the Company is selling all of the issued and outstanding shares of capital stock of the Bank to EverBank for a fixed purchase price of $261,000,000 to be paid to the Company.

•	Why is the Company entering into the Purchase Agreement now?

o	The Company Board has been considering the Company’s strategic initiatives for several years, and previously retained outside consultants to help model scenarios where the Company would maintain independent operations. In December 2022, the Company engaged Keefe, Bruyette & Woods, Inc., a Stifel Company (“KBW”), to act as the Company’s financial advisor to assist the Company in exploring and evaluating potential opportunities for a strategic combination with another bank. However, beginning in March 2023, the banking industry experienced the collapse of three large depository institutions, which negatively impacted the market for bank acquisitions. The Company’s strategic efforts continue to be complicated by business conditions in the community banking industry, and the Company’s ability to generate meaningful earnings and growth remains hindered by the absence of a diversified business model. The Company Board ultimately determined there was no practical way to pursue any form of stand-alone independent operations given the extremely high costs required and multiple years needed to execute a new strategic vision. The financial risks and potential need for a dilutive equity raise make pursuing a stand-alone strategy impractical given prevailing economic conditions and the lack of a robust capital market for community banks. Accordingly, the Company Board believes that entering into the Purchase Agreement with EverBank at this time and subsequently winding down and dissolving the Company is the best strategic alternative for the Company’s shareholders.

•	Who advised the Company in connection with the Transaction?

o	KBW acted as financial advisor to the Company, and Arnold & Porter Kaye Scholer LLP served as legal advisor to the Company. Hovde Group, LLC also acted as financial advisor to the Company solely to provide certain additional financial advisory services to the Company’s board of directors.

•	Will the Transaction be impacted in any way by the Company’s Plea Agreement with the Department of Justice?

o	No. The Company has communicated the terms of the Transaction to the U.S. Department of Justice (the “DOJ”) and does not expect that the Transaction will be impacted by the Plea Agreement entered into with the DOJ. No consent of the DOJ is required for the Company to enter into the Purchase Agreement or the Plan of Dissolution.

•	Who is EverBank?

o	EverBank is a bank holding company owned by funds managed by Stone Point Capital, Warburg Pincus, Reverence Capital Partners, Sixth Street Partners, and Bayview Asset Management (collectively, the “New Investors”) as well as Teachers Insurance and Annuity Association of America, which previously owned 100% of EverBank before the New Investors completed the acquisition of their equity interests on July 31, 2023. Its shares are not publicly traded. It is headquartered in Jacksonville, Florida and had approximately $39.5 billion in assets as of June 30, 2024, with a mix of commercial and residential loans. Additionally, EverBank held $28.7 billion in deposits as of June 30, 2024. EverBank’s retail deposit business is conducted primarily through its online direct bank and is seeking a stable branch platform to diversify and expand funding sources, including a California operation where a portion of its management team is located.

•	How will EverBank fund the Transaction?

o	EverBank intends to fund the Transaction with its cash on hand. The Purchase Agreement does not contain a financing condition.

•	Does the Purchase Agreement contain any conditions to closing?

o	The closing of the Transaction is subject to customary conditions, including the approval by the affirmative vote of a majority of the Company’s shareholders and the receipt of required regulatory approvals. Each party’s obligations are also subject to certain additional conditions, including (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party and (b) performance in all material respects by the other party of its obligations under the Purchase Agreement.

o	In addition to such customary closing conditions, EverBank’s obligation to complete the Transaction is subject to the following conditions:

▪	that the average daily closing balance of the Bank’s deposits (excluding brokered deposits) for the monthly period ending on the last day of the month before closing is not less than 85% of the average daily closing balance of such deposits for the monthly period ending on July 31, 2024; and

▪	that affiliates of Bayview Asset Management have purchased the Bank’s portfolio of residential tenant-in-common loans, which had an aggregate principal balance of $372,880,890 at June 30, 2024, pursuant to a separate loan purchase agreement entered into at the same time as the Purchase Agreement. The purchase price for the residential tenant-in-common loan portfolio will be paid to the Bank. The purchase price to be paid by EverBank to the Company in the Transaction takes into account the sale of the tenant-in-common loans by the Bank.

•	Under what circumstances can the Purchase Agreement be terminated?

o	The Purchase Agreement provides certain termination rights for both the Company and EverBank, such as termination by mutual consent, if regulatory approvals are denied or if the closing has not occurred on or before June 30, 2025. The Purchase Agreement further provides that a termination fee of $9,135,000 will be payable by the Company to EverBank upon termination of the Purchase Agreement under certain circumstances, including if the Company terminates the Purchase Agreement to enter into a superior proposal or if EverBank terminates the Purchase Agreement after the Company Board changes its recommendation for shareholders to vote in favor of the Purchase Agreement.

•	When is the Transaction expected to close and what regulatory approvals does the Purchase Agreement require? Does the Company see any issues obtaining regulatory approvals?

o	The Company currently anticipates that the Transaction will close in the first quarter of 2025 subject to customary closing conditions, including regulatory approvals and approvals from the shareholders. The closing of the Transaction requires the approval of the Federal Reserve and the Office of the Comptroller of the Currency. The Company does not expect there to be any issues in obtaining the required regulatory approvals.

•	Why is the Company planning to dissolve?

o	As a result of the closing of the Transaction, the Company would have no operations and would no longer be a savings and loan holding company. The Company’s only assets would be cash and liquid securities. In order to efficiently distribute the Company’s remaining assets, including the cash purchase price from the Transaction, to shareholders, the Company is planning to wind down and dissolve. In addition, immediately following the closing of the Transaction, the Company intends to voluntarily delist its common stock from Nasdaq, with trading in the stock intended to cease at such time or immediately thereafter, and deregister its common stock in order to terminate and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended.

•	What does the Plan of Dissolution provide for?

o	The Plan of Dissolution provides for the dissolution of the Company under Michigan law. If the Plan of Dissolution is approved by the Company’s shareholders, the Company intends to file a certificate of dissolution with the Michigan Department of Licensing and Regulatory Affairs and distribute all remaining assets, expected to be all cash, to its shareholders according to their respective rights and interests, with the final distribution subject to first completing the wind down of the Company and paying or providing for the Company’s creditors and existing and reasonably foreseeable debts, liabilities, and obligations in accordance with Michigan law and the Plan of Dissolution.

•	When will shareholders receive distributions pursuant to the Plan of Dissolution?

o	Cash distributions to shareholders pursuant to the Plan of Dissolution will likely occur in two stages, with an initial distribution to shareholders of substantially all of the purchase price received by the Company from the sale of the Bank to occur shortly following the closing of the Transaction. The final distribution would occur following the resolution of all of the Company’s obligations and liabilities in accordance with Michigan law and the Plan of Dissolution. It is anticipated that the earliest the final distribution would occur is six months following the closing of the Transaction.

•	How much of the purchase price received by the Company under the Purchase Agreement will be distributed to shareholders? How much will be used for the wind down of the Company?

o	In addition to the cash purchase price under the Purchase Agreement of $261,000,000, the Company expects to have approximately $11,000,000 in cash at year-end 2024, bringing total expected cash following completion of the sale to $272,000,000. The Company expects to make an initial distribution of $257,000,000, or approximately 95% of the Company’s cash, to shareholders shortly after the closing of the Transaction and filing of the certificate of dissolution, leaving $15,000,000 reserved for wind down costs and contingent liabilities.

o	The amount of monies to be reserved for wind down expenses and contingent liabilities is preliminary and cannot be finalized until much closer to closing. The Board has legal obligations under Michigan law to set aside monies for both known and contingent liabilities, so there is a significant possibility that the final reserve will differ materially from the estimates that have been prepared.

•	What is the expected per share value of the Company’s cash upon completion of the Transaction and the initial distribution to shareholders?

o	Upon receipt of the cash purchase price under the Purchase Agreement, the Company’s total cash will be approximately $272,000,000, or approximately $5.20 per share (calculated using the Company’s total shares outstanding as of July 31, 2024), prior to the payment of transaction costs, wind down costs and contingent liabilities. The initial distribution to shareholders is expected to be $257,000,000, or approximately $4.91 per share. The closing price of the Company’s shares on September 13, 2024, the business day immediately prior to the announcement of the Transaction, was $5.71 per share. The closing price of the Company’s shares on August 5, 2024, the day the Company entered into an agreement for exclusive negotiations with EverBank, was $5.43. The expected initial distribution of $4.91 per share represents an approximate 14% discount to the closing price of the Company’s shares on September 13, 2024 and an 9.6% discount to the closing price on the day the exclusivity agreement was signed.

•	Will distributions to shareholders pursuant to the Plan of Dissolution be taxable as dividends?

o	No, the Company currently expects that liquidating distributions made to shareholders pursuant to the Plan of Dissolution would be taxed as capital gains or loss.

•	Are the Purchase Agreement and Plan of Dissolution subject to shareholder approval?

o	Yes, both the Purchase Agreement and Plan of Dissolution require the affirmative vote of a majority of all the votes entitled to be cast on such matter by the Company’s shareholders. The Company will hold a special meeting of its shareholders, with the exact date to be announced at a later time. In the coming weeks, the Company will file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A that will contain more information on the special meeting and the voting rights of the Company’s shareholders.

•	Have any shareholders committed to vote or already voted for the approval of the Purchase Agreement and Plan of Dissolution?

o	We currently expect that the Company’s directors and executive officers will vote their shares in favor of the Purchase Agreement and Plan of Dissolution, although none of them has entered into any agreements obligating them to do so. As a condition for EverBank to enter into the Purchase Agreement, trustees for family trusts representing approximately 38% of the outstanding common stock of the Company have entered into agreements pursuant to which they have committed to vote their shares in favor of the Transaction.

•	Where can I find more information about the Purchase Agreement and Plan of Dissolution?

o	The Company expects to file with the SEC a proxy statement on Schedule 14A in the coming weeks in order to solicit proxies for the special meeting of the Company’s shareholders. Investors and shareholders of the Company will be able to obtain a free copy of the proxy statement as well as other relevant documents filed with the SEC without charge at the SEC’s website (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to One Towne Square, Suite 1900, Southfield, Michigan 48076, Attn: Shareholder Relations Department, (248) 355-2400.

About Sterling Bancorp, Inc.

Sterling Bancorp, Inc. is a unitary thrift holding company. Its wholly owned subsidiary, Sterling Bank and Trust, F.S.B., has primary branch operations in the San Francisco and Los Angeles, California metropolitan areas and New York City. Sterling offers a range of loan products as well as retail and business banking services. Sterling also has an operations center and a branch in Southfield, Michigan. For additional information, please visit the Company’s website at http://www.sterlingbank.com.

Forward-Looking Statements

This Q&A contains certain statements that are, or may be deemed to be, “forward-looking statements” regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance, including any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “believe,” “expect,” “continue,” “will,” “estimate,” “intend,” “plan,” “anticipate,” and “would” or the negative versions of those words or other comparable words or phrases of a future or forward-looking nature, though the absence of these words does not mean a statement is not forward-looking. All statements other than statements of historical facts, including but not limited to statements regarding the economy and financial markets, government investigations, credit quality, the regulatory scheme governing our industry, competition in our industry, interest rates, our liquidity, our business and our governance, are forward-looking statements. We have based the forward-looking statements in this Q&A primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations, prospects, business strategy and financial needs. These forward-looking statements are not historical facts, and they are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. There can be no assurance that future developments will be those that have been anticipated. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. The risks, uncertainties and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 14, 2024, subsequent periodic reports and future periodic reports, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements. These risks are not exhaustive. Other sections of this Q&A and our filings with the SEC include additional factors that could adversely impact our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Q&A. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. The Company disclaims any obligation to update, revise, or correct any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise.

Additional Information and Where to Find It

In connection with the proposed transactions, Sterling intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A.

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF STERLING ARE URGED TO READ, WHEN AVAILABLE, ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING STERLING’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STERLING AND THE PROPOSED TRANSACTIONS.

Investors and shareholders of Sterling will be able to obtain a free copy of the proxy statement as well as other relevant documents filed with the SEC without charge at the SEC’s website (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to One Towne Square, Suite 1900, Southfield, Michigan 48076, Attn: Shareholder Relations Department, (248) 355-2400.

Participants in the Solicitation

Sterling and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions under the rules of the SEC. Information regarding Sterling’s directors and executive officers is available in the proxy statement for its 2024 annual meeting of shareholders, which was filed with the SEC on April 4, 2024, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the solicitation of proxies in respect of the proposed transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

Investor Contact:

Sterling Bancorp, Inc.

Karen Knott

Executive Vice President and Chief Financial Officer

(248) 359-6624

kzaborney@sterlingbank.com

Exhibit 99.3

QUESTIONS AND ANSWERS ABOUT TODAY’S ANNOUNCEMENT

Today we announced that we have entered into a purchase agreement with EverBank Financial Corp. As described in the press release, following the sale, Sterling Bank employees will become employees of EverBank, and all of our California and New York branches will become EverBank branch offices. Our holding company, Sterling Bancorp, will then wind down its operations in subsequent months.

As you have heard through town hall meetings and investor calls, the Board has been considering the Company’s strategic initiatives for several years, and this is an exciting day for the Bank. With your active participation and dedication, we look forward to the future of the merged bank.

We realize that you will have questions relating to the Bank’s sale. While many items relating to the integration and transition are still under discussion, we wanted to share some information relating to your employment and benefits. We will continue to provide you with additional information as quickly as practicable and as decisions are finalized.

1.	When is the deal expected to close?

We expect to close in the first quarter of 2025, subject to approvals from our shareholders and EverBank’s regulators. During the time leading up to the closing, we will need to continue to operate as an independent organization. While we prepare for the Bank’s integration with EverBank, we expect each of you to continue to strive to provide high-level service to our customers.

2.	Who is EverBank?

EverBank is a $40 billion bank headquartered in Jacksonville, Florida. It is owned primarily by several private equity funds, and its shares are not publicly traded. EverBank’s retail deposit business currently is conducted primarily online, and it has been seeking a stable branch network to diversify and expand funding sources, especially in California where a portion of its senior management team is already located. The Sterling branch network fits those needs very well.

3.	What if I have unvested restricted stock?

Employees that hold unvested restricted stock will automatically be fully vested as of the closing date, and any required tax withholding will take place at the time the restricted stock vests. Holders of vested restricted stock will be treated the same as other shareholders, receiving cash for each share from the holding company through its dissolution.

4.	When will I receive distributions in connection with my Sterling stock?

Cash distributions to shareholders will likely occur in two stages. We currently expect an initial distribution to shareholders of substantially all of the purchase price received by the Company from the sale of the Bank shortly following the closing of the sale. The final distribution would occur following the resolution of all of the Company’s remaining obligations and liabilities in accordance with Michigan Law and our plan of dissolution. It is anticipated that the earliest the final distribution would occur is six months following the closing. We cannot currently predict the potential amount of the final distribution.

5.	Will there be a job for me at EverBank, or will my position be eliminated?

Because integration planning is ongoing at EverBank, it is not possible to determine at this time which positions will remain and which positions will be eliminated, but we expect that some employees will continue employment with EverBank. What we understand, currently, is that EverBank plans to keep our California and New York branches and staff. Much of the operations of legacy Sterling Bank will continue from the closing until the systems conversion which may be as late as September 2025. During that transition time many employees will continue to be retained, and we also anticipate that there will be long term career opportunities available at EverBank. You will receive further information once this has been determined.

6.	If my position is eliminated, will I receive a severance package?

Yes. If you are covered by the Bank’s Severance Benefit Plan and your position is eliminated during the three months prior to or one year after the sale, and you are not offered employment by EverBank (or the opportunity to apply for employment at EverBank) at materially similar compensation during this time, you will be eligible to receive severance, subject to executing a release of claims. As described in the Severance Benefit Plan, severance benefits in the event of a change of control are calculated by multiplying two weeks of your base compensation by your years of service, with a minimum payment of four weeks and a maximum of 52 weeks of base compensation. You also will be paid for any accrued and unused paid time off in your final paycheck, or earlier if required by law. If you elect continuation of your healthcare coverage under COBRA, you will only pay active employee rates for six months. The Bank also will pay the full cost of outplacement services for a period of up to six months following your termination to help you to find new employment.

7.	Will my role and responsibilities change?

As is the normal course of business for companies seeking to remain competitive, and as with any transaction, positions and responsibilities can and do change. We do not anticipate changes prior to the closing as EverBank assesses how to best integrate the two banks.

8.	If my role changes and it’s not what I want to do, what other options are available to me?

If, after the sale, your responsibilities change materially in a way you do not want, you have the ability to resign. Before you resign, please speak with the Human Resources team, including regarding any eligibility for severance.

9.	Will my pay change (base compensation, bonus, commission, etc.)?

Following the closing, EverBank may make changes to your pay as part of the integration process, although we do not anticipate that base pay will be reduced. EverBank will communicate any changes to you at the appropriate time.

10.	How will my benefits be impacted?

Initially, we expect that your health and welfare benefits will continue following the closing. EverBank may request that the Bank’s 401(k) plan be terminated prior to the closing date. If the 401(k) plan is terminated, you will continue to be fully vested in your 401(k) plan account.

After closing, you will likely be transitioned onto the benefit plans of EverBank as part of ongoing employee and benefits integration. EverBank has agreed that you and your dependents will not be subject to any preexisting condition limitations and waiting periods under the EverBank health and welfare plans if you were not subject to preexisting condition limitations and waiting periods under the Bank plans. EverBank also expects that Sterling health and welfare benefits plans will likely remain in place for the balance of the year 2025. In 2026, remaining employees will transition to the EverBank benefit plans.

11.	Can I take my vacation and personal days as scheduled?

While you are employed, you may take vacation and personal days under the policies of the Bank until the closing. After the closing, you may be transitioned onto the vacation or paid time off plans and policies of EverBank. If this occurs, EverBank has agreed that you will be credited for the same number of years of service under the EverBank policy as you were under the Bank policy.

12.	Will I report to a new manager or department?

Following the closing, to integrate the Bank and EverBank, there may be changes to the organizational structure, including what department you are in and who you will report to.

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13.	What should I be doing in response to this announcement?

While there are many questions yet to be fully answered, you should do your best to concentrate on carrying out your daily responsibilities and continuing to provide the same excellent level of service to our customers, fellow employees, communities and shareholders. We will provide ongoing communications to share new developments and to answer additional questions as we get closer to the closing.

14.	If customers ask me about the sale, how should I respond?

Please refer them to the press release posted on the investor page of our website.

15.	If I have questions, who should I ask? If fellow employees ask me questions, how should I respond?

We ask that you and fellow employees direct all questions to your manager or Human Resources. Try to avoid speculation and rumors, especially when we do not have all the facts. Know that we will continue to share as much information as we can as soon as we are able.

16.	If friends, neighbors or others ask me questions about the sale, how should I respond?

You can tell them that the Bank is merging with EverBank and refer them to the press release posted on the investor page of our website. As always, you should never discuss confidential business with family and friends.

17.	How can I get additional information?

The Company expects to file a proxy statement with the SEC in the coming weeks for a special meeting of the Company’s shareholders to vote on the sale. Investors and shareholders of the Company will be able to obtain a free copy of the proxy statement as well as other relevant documents filed with the SEC without charge at the SEC’s website (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to One Towne Square, Suite 1900, Southfield, Michigan 48076, Attn: Shareholder Relations Department, (248) 355-2400.

Forward-Looking Statements

This Q&A contains certain statements that are, or may be deemed to be, “forward-looking statements” regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance, including any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “believe,” “expect,” “continue,” “will,” “estimate,” “intend,” “plan,” “anticipate,” and “would” or the negative versions of those words or other comparable words or phrases of a future or forward-looking nature, though the absence of these words does not mean a statement is not forward-looking. All statements other than statements of historical facts, including but not limited to statements regarding the economy and financial markets, government investigations, credit quality, the regulatory scheme governing our industry, competition in our industry, interest rates, our liquidity, our business and our governance, are forward-looking statements. We have based the forward-looking statements in this Q&A primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations, prospects, business strategy and financial needs. These forward-looking statements are not historical facts, and they are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. There can be no assurance that future developments will be those that have been anticipated. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. The risks, uncertainties and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 14, 2024, subsequent periodic reports and future periodic reports, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements. These risks are not exhaustive. Other sections of this Q&A and our filings with the SEC include additional factors that could adversely impact our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Q&A. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. The Company disclaims any obligation to update, revise, or correct any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise.

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Additional Information and Where to Find It

In connection with the proposed transactions, the Company intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A.

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ, WHEN AVAILABLE, ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTIONS.

Investors and shareholders of the Company will be able to obtain a free copy of the proxy statement as well as other relevant documents filed with the SEC without charge at the SEC’s website (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to One Towne Square, Suite 1900, Southfield, Michigan 48076, Attn: Shareholder Relations Department, (248) 355-2400.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions under the rules of the SEC. Information regarding the Company’s directors and executive officers is available in the proxy statement for its 2024 annual meeting of shareholders, which was filed with the SEC on April 4, 2024, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the solicitation of proxies in respect of the proposed transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

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